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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation of our report dated April 23, 1996 on Data Aid, Inc.'s financial statements for the year ended February 29, 1996 into the Registration Statements of COREStaff, Inc. listed below and in each related prospectus.

         Registration Statement No.                                        Relating to
         --------------------------                ----------------------------------------------------------
         No. 33-80325                              Form S-8 Registration Statement pertaining to the 1995
                                                   Long-Term Incentive Plan

         No. 333-03030                             Form S-8 Registration Statement pertaining to the Employee
                                                   Stock Purchase Plan




                                        ARTHUR LEADINGHAM & COMPANY



Montgomery, Alabama
August 23, 1996